

ICF Investor Presentation

Baird 2019 Global Consumer, Technology and Services Conference

John Wasson, President & COO
James Morgan, CFO

icf.com

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A Professional and Technology Services Firm

- Serve a balanced roster of government and commercial clients
- Leverage deep domain expertise to achieve superior results for clients
- Deliver strong cross-cutting capabilities in technology and engagement
- Benefit from the visibility of a substantial backlog and growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

ICF Conquers Complexity for its Clients Across a Range of Markets

- Advisory
- Program Implementation
- Analytics
- Digital
- Engagement

Energy, Environment and Infrastructure	Health and Social Programs	Consumer / Financial	Safety and Security
43% of revenues*	39% of revenues*	10% of revenues*	8% of revenues*

*Based on Q1 2019 TTM financial performance released on May 2, 2019

Track Record of Strong Revenue and EPS Growth

Revenue:
5-year CAGR
6.2%

GAAP EPS:
5-year CAGR
12.3%

Expanded from 5,000+ full- and part-time employees to 7,000+ in the past five years

Catalysts for Continued Growth

Federal Government

- Civilian agency spending
- Opioid emergency
- Public health and research
- Citizen engagement
- Cybersecurity

Commercial Energy

- Energy efficiency outsourcing in California
- Utility transformation

State and Local

- Disaster resilience and housing recovery
- Infrastructure spending

Marketing Services

- Loyalty marketing
- Digital commerce
- Social media

ICF Serves a Balanced Roster of Government and Commercial Clients


Commercial 36%
International Gov't 9%
US State and Local 16%
US Federal 39%

*Based on Q1 2019 TTM financial performance released on May 2, 2019

Working With A Broad Array of Government Clients*

Government Revenues as Percentage of Total Revenue


DHHS 17%
DOD 6%
DOS 4%
EPA 2%
HUD 1%
DOT 1%
DHS 1%
Other Fed 7%
International Gov't 9%
Commercial 36%
US State and Local 16%

*Based on Q1 2019 TTM financial performance released on May 2, 2019

And Commercial Clients, Primarily In Energy and Marketing Services*

- Commercial Energy Markets and Marketing Services account for the majority of commercial revenues
- Advisory and Implementation Services mutually reinforcing
- Commercial revenue as a percentage of total revenue at 34% YTD 2019

*Based on Q1 2019 TTM financial performance released on May 2, 2019



Commercial - Energy Markets 16%
Commercial - Marketing Services 17%
Commercial - Other 3%

Energy Markets

- Energy efficiency programs for utilities: State-mandated
- Utility transformation: distributed energy and grid modernization
- Majority long-term contracts

Marketing Services

- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

*Forrester Research Inc. in its report, The Forrester Wave™: Loyalty Technology Platforms, Q2 2019

FORRESTER The Forrester Wave™

"Leader" in Customer Loyalty Solutions*

THE HOLMES REPORT

2019 Digital Agency of the Year

PR WEEK

2018 Top Midsized PR Agency of the Year

ICF next

Integrated go-to-market strategy for Marketing Services

Better leverage these capabilities across the ICF organization

1,500 + Staff
950 + U.S.
550 + International

Drivers of Long-Standing Client Relationships


Proprietary IP
Workforce of long-time industry experts
Proprietary analytics
Long-term contract vehicles

Financial Performance


350
371
344

Revenue and EPS, 2019 Guidance

Revenue ($ Millions)



$1,450B - $1.500B*
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,132
$1,185
$1,229
$1,338
6.2% yr. CAGR
2015
2016
2017
2018
2019 Guidance

EPS



GAAP EPS
Non-GAAP Adj.**
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$2.50
$1.00
$0.50
$0.00
12.3% yr. CAGR — GAAP
$4.05 - $4.25*
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$3.75 – $3.95*
2015
2016
2017***
2018
2019 Guidance

- Mid-point of 2019 Revenue Guidance ($1.475B) represents a 10.2% YoY growth
- Mid-point of 2019 GAAP EPS Guidance ($3.85) represents a 21.1% YoY growth

*Based on 2019 management guidance as of May 2, 2019
**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles and less deferred tax liability (DTL) revaluation resulting from the 2017 Tax Reform Act
***2017 EPS excludes the one-time benefit of a DTL revaluation for 2017

ICF

Revenue and EPS, Q1 2019

Revenue ($ Millions)



Q-o-Q Growth: 12.7%
$400
$350
$300
$250
$200
$150
$100
$50
$0
$302.8
$341.3
Q1 2018
Q1 2019

EPS*



Non GAAP EPS** Q-o-Q Growth: 13.0%
EPS
Non-GAAP EPS
$1.2
$0.8
$0.4
$0.0
$0.77
$0.87
$0.65
$0.80
2018 Q1
2019 Q1

*Based on Q1 2019 financial performance released on May 2, 2019

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

Contract Awards and Backlog

Contract Awards ($ Millions)



Book-to-Bill Ratio (TTM)
Q1 2018 1.1
Q1 2019 1.3
$400
$0
$301
$289
Q1 2018
Q1 2019

Backlog ($ Billions)



Funded
Unfunded
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.0
$0.9
$1.1
$2.3
$1.2
$1.1
2018 Q1
2019 Q1

Operating Cash Flow 2014 to 2018


Operating Cash Flow, $M
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$79.2
$41.8
$24.4
$13.0
2014
$76.2
$37.9
$22.3
$16.0
2015
$80.1
$50.3
$11.9
$17.8
2016
$117.2
$67.1
$30.7
$19.3
2017
$74.7
$7.9
$27.3
$13.9
$25.5
2018

	2014	2015	2016	2017	2018
Net Debt	$337.9	$303.8	$253.3	$194.4	$188.7
Debt/ EBITDA*	2.7	2.6	2.1	1.7	1.6

■ CAPEX ■ Share Repurchase ■ Debt Repayment & Other ■ Dividends

2019 Operating Cash Flow Guidance: $100M - $120M**

*As defined by banking agreement **Based on 2019 management guidance as of May 2, 2019

Corporate Social Responsibility – It Matters

Investing in Our People
Provided opportunities for all employees to develop and advance.

Leadership Opportunities
55%
female leaders

Gender Pay Equity
No statistically significant differences in pay across genders for comparable incumbents in the same roles

Lower Turnover
14.5% voluntary turnover rate, as compared to 17.5% industry average

Making a Sustainable Commitment
Made progress on our carbon reduction goal and remained carbon neutral.

100%
Net renewable electricity in the U.S. via renewable energy certificates

27%
Reduction in greenhouse Gas emissions per employee Since baseline 2013

Zero
net zero carbon status since 2006 due to investments in High-quality carbon offsets

Investing in Our People
Donated to causes important to our employees And communities.

$560,000
corporate cash donations

$110,000
Employee donations through our new giving program

1 to 1
ICF matched employee donations

In Summary - ICF

Distinctive expertise in core vertical markets

Industry-leading functional capabilities – including marketing services

Offerings at intersection between vertical markets and functional expertise

Thank You!